UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 15, 2024

SNAP ONE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40683	82-1952221
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Continental Boulevard, Suite 200

Charlotte, North Carolina 28273

(Address of principal executive offices and zip code)

(704) 927-7620

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SNPO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 15, 2024, Snap One Holdings Corp. (“Snap One”) and Resideo Technologies, Inc. (“Resideo”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, pursuant to which, subject to the satisfaction or waiver of specified conditions, Resideo agreed to acquire Snap One in an all cash transaction. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Joint press release, dated April 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the federal securities laws. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of each company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the ability of the conditions to the closing of the Snap One transaction being timely satisfied and the consummation of the transaction, (2) the ability of Snap One and/or Resideo to drive increased customer value and financial returns and enhance strategic and operational capabilities, (3) the ability to integrate the Snap One business into Resideo and realize the anticipated strategic benefits of the transaction, including the anticipated operational and strategic benefits of the transaction, (4) the ability to recognize the expected savings from, and the timing and impact of, existing and anticipated cost reduction actions, (5) the likelihood of continued success of our transformation programs and initiatives, and (6) the other risks described under the headings "Risk Factors" and "Cautionary Statement Concerning Forward-Looking Statements" in Resideo’s Annual Report on Form 10-K for the year ended December 31, 2023 and the other risks described under the headings "Risk Factors" and "Cautionary Statement Concerning Forward-Looking Statements" in Snap One’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023 and such other periodic filings as each of Resideo and Snap One makes from time to time with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release, and we caution investors not to place undue reliance on any such forward-looking statements.

Additional Information and Where to Find It

This communication is being made in respect of the pending Merger involving Snap One and Resideo. Snap One will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. When completed, a definitive information statement will be mailed to Snap One’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

Snap One’s stockholders may obtain free copies of the documents we file with the SEC through the Investors Relations portion of Snap One’s website at investors.snapone.com under the link “Reports and Filings” and then under the link “SEC Filings” or by contacting Snap One’s Investor Relations Department by (a) mail at 1355 W. Innovation Way, Suite 125, Lehi, UT 84043, (b) telephone at (949) 574-3860, or (c) e-mail at IR@snapone.com. Resideo’s stockholders may obtain copies of the documents they file with the SEC through the “Investors” section of Resideo’s website, investor.resideo.com, under the heading “Financials”, and then under the link “SEC Filings”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of April, 2024.

SNAP ONE HOLDINGS CORP.

By:	/s/ Michael Carlet
Name:	Michael Carlet
Title:	Chief Financial Officer